UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Oct. 13, 2014

Date of Report (Date of earliest event reported)

Paracap Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51975

(Commission File Number)

N/A

(IRS Employer identification No.)

711 S. Carson Street Ste 6, Carson City, NV,

(Address of principal executive offices)

89701

(Zip Code)

310-310-4687

(Registrants telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

------------------------------------------------------------------------------------------------------------------

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 1, 2013, Mr. Pasquito Manolita Lacasa was appointed as Vice President, Secretary and Director of the Company.

Mr. Lacasa is an electrical engineer with the Manila Water Company, Inc. for the past 10 years. He earned his electrical engineering degree from the Technological University of the Philippines.

Our board of directors now consists of Pasquito Manolita Lacasa and Xing Cheng Yao.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARACAP CORPORATION

/s/ Xing Cheng Yao

Xing Cheng Yao

President